UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010

GEOVAX LABS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Lake Park Drive, Suite 380 Smyrna, Georgia	30080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 384-7220

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant’s management as well as estimates and assumptions made by the registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative if these terms and similar expressions as they relate to the registrant or the registrant’s management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant’s industry, operations and results of operations and any businesses that may be acquired by the registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 17, 2010 our Board of Directors appointed Mr. Steven S. Antebi and Mr. David A. Dodd to the Board of Directors.

Mr. Antebi and Mr. Dodd will participate in our existing non-employee director compensation plan. Accordingly, each has received a grant of options to purchase 1,320,000 shares on the date they are first appointed as a director and will receive compensation for Board meetings they attend. The options granted to Mr. Antebi and Mr. Dodd have a ten year term and vest in equal amounts over three years beginning on the first anniversary of their appointment. The exercise price is $0.10 per share.

Neither Mr. Antebi nor Mr. Dodd have been appointed to committees, nor has the Board made any determination to place them on specific committees. If they are appointed to committees each will be eligible to receive a pro-rated portion of the applicable annual retainers for such services. There was no arrangement or understanding between either individual and any person pursuant to which they were selected as directors.

Neither Mr. Antebi nor Mr. Dodd have been a party to any transaction with us that we would be obligated to report pursuant to Item 404(a) of Regulation S-K nor has any such transaction been proposed.

On March 23, 2010 the Registrant will issue a press release (attached hereto as Exhibit 99) announcing the appointment of Mr. Antebi and Mr. Dodd to the Board of Directors.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2010

GEOVAX LABS, INC.

By: /s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer